                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      May 2, 2006

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2006 Covansys Corporation entered into an agreement to sell a portion of its ownership in Fortune Infotech Limited to Fidelity National Financial, Inc. Covansys will own 50.1 percent and Fidelity will own 45.5 percent of the common stock of Fortune Infotech after the sale. Fidelity presently owns 29.4 percent of the common stock of Covansys.

(c) Exhibits.

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ----------------------------------------------------------
99.1                Press release dated May 2, 2006


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: May 2, 2006

                                                 By: /s/ James S. Trouba
                                                 Executive Vice President, Chief
                                                 Financial Officer


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                                  Exhibit Index

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------
99.1                Press release dated May 2, 2006